Investments - Rollforward of credit loss allowance for bank loans (Details) - Bank loans $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($)
Rollforward of the valuation allowance on impaired mortgage loans
Beginning balance	$ 0
Net increases related to credit losses	(4)
Reduction of allowance related to sales	3
Write-offs	1
Ending balance	(16)
Accounting Standards Update 2016-13
Rollforward of the valuation allowance on impaired mortgage loans
Beginning balance	$ (16)
Ending balance